UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2020

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

54 Wilton Road, 2nd Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry Into a Material Definitive Agreement.

On September 2, 2020, ViralClear Pharmaceuticals, Inc. (“ViralClear”), a majority-owned subsidiary of BioSig Technologies, Inc. (the “Company”), as successor-in-interest to Trek Therapeutics, PBC (“Trek”), entered into a second amendment (the “Amendment”) to an assignment and license agreement, as amended (the “Original Agreement”), with Vertex Pharmaceuticals Incorporated (“Vertex”), originally entered into on July 12, 2016, by and among Vertex and Trek.  ViralClear is developing Merimepodib for the treatment of COVID-19.

Among other modifications to the Original Agreement, pursuant to the Amendment, all references to “TREKtx” will be amended to refer to ViralClear. Additionally, the Amendment eliminates the first two milestone events (the first being the initiation of a Phase 2 clinical trial of a product in a non-HCV indication in the field of use, and the second being the initiation of a Phase 3 clinical trial of a product in a non-HCV indication in the field of use) and the associated milestone payments (totaling $6 million) listed in the Original Agreement. The amendment enables ViralClear to execute on their program for COVID-19. The Amendment now has only two milestone events and associated milestone payments. Further, the running royalties rate has been increased in the Amendment to 6%, from 5% in the Original Agreement.

The foregoing description of the terms and conditions of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1, and which is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Assignment and License Agreement, dated as of September 2, 2020, by and among ViralClear Pharmaceuticals, Inc. and Vertex Pharmaceuticals Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2020	By:	/s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Executive Chairman